THIRD AMENDMENT TO LEASE
Third Amendment dated as of December 18, 1998 to Lease Agreement ("Lease") between Vestar California XXIII, L.L.C., an Arizona limited liability company, as Assignee from DP Partnership ("Landlord") and Cabrillo Lanes, Inc., a New York corporation, dba the Grove Bowling Center ("Tenant").

                                    RECITALS:

A. Landlord and Tenant have previously entered into the Lease, as amended by a First Amendment dated as of November 1, 1996 ("First Amendment") and Second Amendment dated November 28, 1998 ("Second Amendment").

B. Tenant has requested a postponement of the two payments of deferred rent due to Landlord per paragraph 3A, of the First Amendment until January 19, 1999 and Landlord is agreeable to such extension on the following terms:

NOW, THEREFORE, Landlord and Tenant agree to amend the Lease as follows pursuant to this Third Amendment ("Third Amendment"):

                                   AGREEMENTS:

1. Paragraph 5.2(b) of the Lease is amended to extend the one-third (1/3) payments of Deferred Rent due on November 28, 1998 and December 31, 1998 to the date of January 19, 1999,

2. This Third Amendment may be executed by facsimile counterpart signatures.

3. Except as set forth in this Third Amendment, the Lease remains in fall force and effect. Tenant hereby reaffirms all agreements, covenants and promises set forth in the Lease. All references in the Lease to "this Lease" shall be deemed references to the Lease as modified by this Third Amendment.

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date and year first herein above set forth.

 LANDLORD:
VESTAR CALIFORNIA XXIII, L.L.C., an Arizona
limited liability company
By: Hanley Investment-3 Limited Partnership, an
    Arizona limited partnership Its. Managing Member

        By: Hanley Corporation, an Arizona
           corporation Its:  General Partner

 TENANT:
CABRILLO LANES, INC., a New York corporation

 By: /S/ HAROLD S. ELKAN
 Name: Harold S. Elkan, President

By its signature below, Sports Arena, Inc. hereby (i) expressly consents to, acknowledges and joins in terms of the Third Amendment to Lease between Vestar California XXIII, L.L.C. ("Landlord") and Cabrillo Lanes, Inc. (a wholly owned company of Sports Arena, Inc.); and (ii) makes, adopts and reaffirms for the benefit of Landlord each of its covenants, obligations and agreements made in that certain Guaranty of Lease dated January 3, 1994, as if it expressly made each such covenant, obligation and agreement in this Third Amendment.


 SPORTS ARENAS, INC.
 By: /S/ Harold S. Elkan
 Name: Harold S. Elkan
 Its: President